Exhibit (f)

                               Powers of Attorney

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                                                                  Exhibit 99.(F)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ron H. Wirahadiraksa, Joint Representative Director, President and Chief Financial Officer and any other person acting in such capacity, and each of them, to act as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the Registration Statement on Form F-6 under the Securities Act of 1933, as amended, for 300,000,000 American Depositary Shares, each American Depositary Share representing one-half of one share of common stock, par value Won 5,000 per share, of LG.Philips LCD Co., Ltd., and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 27th day of November, 2007.

        Signature/Name             Title
        --------------             -----


     /s/ Young Soo Kwon
-----------------------------
         Young Soo Kwon            Joint Representative Director,
                                   President and Chief Executive Officer


     /s/ Bongsung Oum
-----------------------------
         Bongsung Oum              Director


     /s/ Bart van Halder
-----------------------------
         Bart van Halder           Director


     /s/ Ingoo Han
-----------------------------
         Ingoo Han                 Director


     /s/ Doug J. Dunn
-----------------------------
         Doug J. Dunn              Director

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        Signature/Name             Title
        --------------             -----


     /s/ Dongwoo Chun
-----------------------------
         Dongwoo Chun              Director


     /s/ Rudy Provoost
-----------------------------
         Rudy Provoost             Chairman of the Board of Directors


     /s/ Hee Gook Lee
-----------------------------
         Hee Gook Lee              Director